SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 11, 2005

Date of Report

(Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 11, 2005, Total System Services, Inc. (“Registrant”) issued a press release announcing that it has reached an agreement in principle with Capital One Financial Corporation to provide processing services for Capital One’s North American portfolio of consumer and small-business credit card accounts and announcing that Registrant and Capital One have agreed to enter into a period of exclusive negotiations with respect to a definitive agreement which is expected to be finalized in the near future. Execution of the definitive agreement remains subject to the successful completion of the final phase of negotiation and due diligence.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	Exhibit No.	Description
	99.1	Registrant’s press release dated May 11, 2005 in connection with Capital One

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)

Dated: May 11, 2005	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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